UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 4, 2026

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street
Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	BRK.A	New York Stock Exchange
Class B Common Stock	BRK.B	New York Stock Exchange
1.125% Senior Notes due 2027	BRK27	New York Stock Exchange
2.150% Senior Notes due 2028	BRK28	New York Stock Exchange
1.500% Senior Notes due 2030	BRK30	New York Stock Exchange
2.000% Senior Notes due 2034	BRK34	New York Stock Exchange
1.625% Senior Notes due 2035	BRK35	New York Stock Exchange
2.375% Senior Notes due 2039	BRK39	New York Stock Exchange
0.500% Senior Notes due 2041	BRK41	New York Stock Exchange
2.625% Senior Notes due 2059	BRK59	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	Other Events.

Berkshire Hathaway Inc.’s long-standing common stock repurchase policy permits us to repurchase shares of our Class A and Class B Common Stock at any time we believe the repurchase price is below our intrinsic value, conservatively determined. In the interest of transparency with our leadership transition, we are disclosing that we commenced repurchasing shares of our common stock under this policy on Wednesday, March 4, 2026.

Our repurchase policy does not obligate us to acquire any specific number of shares. Shares may be repurchased in open-market repurchases or in privately negotiated transactions, including pursuant to trading plans that may be adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The timing and total amount of stock repurchases will depend on the market prices of our Class A and Class B common shares, market conditions, and other relevant factors. Repurchases may be suspended or discontinued at any time without prior notice. Berkshire does not undertake any obligation to update or revise any disclosures regarding our repurchases, including any suspension or termination of the repurchases, except as may be required by applicable law or regulation (including through the disclosure of repurchase activity in Berkshire’s periodic reports on Form 10-Q and Form 10-K).

Certain statements contained herein are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are made as of the date hereof, are not guarantees of future performance, and actual outcomes may differ materially from those forecasted. These statements are based on current expectations and are subject to risks, uncertainties, and changes in circumstances, including those described in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

ITEM 9.01	Financial Statements and Exhibits

Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 5, 2026	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg

By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer